UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 7, 2010

EVERGREEN ENERGY INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14176	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

1225 17th Street, Suite 1300 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 293-2992
(Registrant’s telephone number, including area code)
Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5— Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2010, the Board of Directors of Evergreen Energy Inc. (the “Company”), upon the recommendation of the Corporate Governance and Nominating Committee, appointed Guido Bartels to the Board of Directors. At this time, Mr. Bartels has not been appointed to any Committees. The Board has determined that Mr. Bartels is “independent” within the meaning of the NYSE Arca Equities Rule 5.3(k) and he has no material relationship or reportable transactions with the Company under Item 404(a) of Regulation S-K.

Mr. Bartels, as a non-employee director, participates in the standard non-employee director compensation arrangements described in the Company’s 2009 proxy statement. Consistent with the Company’s current policies, Mr. Bartels received an option to purchase 50,000 shares of our common stock at an exercise price of $0.60 per share, the closing market price on January 7, 2010.  The option is immediately exercisable and expires on January 7, 2013.

Guido Bartels

Mr. Bartels has served as the General Manager Global Energy & Utilities Industry of IBM’s energy and utility business since January 2005, which includes electricity, gas, water and waste management companies. Mr. Bartels currently serves as a member of IBM’s Integration & Values Team, the 300 top leaders from across the company and leads IBM’s corporate initiative around building an 'Intelligent Utility Network,' IBM’s portfolio of offerings and capabilities for the Smart Grid.  In addition to his IBM role, Mr. Bartels currently serves as Chairman of the GridWise™ Alliance since 2007, a leading advocacy group of private and public companies that supports a national imperative for modernizing the electric system of the United States. Mr. Bartels also currently serves as a member of the U.S. Department of Energy’s Electricity Advisory Committee (EAC), a 30 member group representing some of the country’s top public and private sector electricity and energy policy leaders. Bartels is a Dutch citizen and holds an MBA degree in business economics from the University of Amsterdam, Netherlands.

A copy of the press release announcing Mr. Bartel’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release dated January 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergreen Energy Inc.

Date: January 12, 2010	By: /s/ Diana L. Kubik
Diana L. Kubik
Vice President and Chief Financial Officer

Evergreen Energy Inc.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Press release dated January 12, 2010